UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): March 15, 2001

                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
              (Exact Name of registrant specified in its charter)
              (Originator of the Chase Credit Card Master Trust)





United States                    333-74303               22-2382028
(State or other                 (Commission  File        (I.R.S. employer
Jurisdiction of                  Number)                 Identification No.)
Incorporation)

                              802 Delaware Avenue
                          Wilmington, Delaware  19801
                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (302) 575-5000.

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Item 5.  Other Events
          On March 15, 2001, the Underwriting Agreement, dated as of March 9, 2001 (the "Underwriting Agreement"), among Chase Manhattan Bank USA, National Association ("Chase USA"), as Transferor, The Chase Manhattan Bank ("CMB"), as Servicer, and Chase Securities Inc. ("CSI"), as Underwriter, was executed and delivered by the respective parties thereto. On March 15, 2001 the Series 2001-1 Supplement, dated as of March 15, 2001, to the Third Amended and Restated Pooling and Servicing Agreement, dated as of November 15, 1999 (the "Third Amended and Restated Pooling and Servicing Agreement"), among Chase USA as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and The Bank of New York, as Trustee (the "Trustee"), was executed and delivered by the respective parties thereto. On March 15, 2001, the Indenture, dated as of March 15, 2001 (the "Indenture"), between Chase Credit Card Owner Trust 2001-1 (the "Trust") and The Bank of New York, as Indenture Trustee, was executed and delivered by the respective parties thereto. On March 15, 2001, the Trust Agreement, dated as of March 15, 2001 (the "Trust Agreement"), between Chase USA, as Depositor (the "Depositor") and Wilmington Trust Company, as Owner Trustee, was executed and delivered by the respective parties thereto. On March 15, 2001, the Deposit and Administration Agreement, dated as of March 15, 2001 (the "Deposit and Administration Agreement"), between Chase USA, as Depositor and Administrator, and the Trust, as Issuer, was executed and delivered by the respective parties thereto.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         Exhibits

         1.3 Underwriting Agreement, dated as of March 9, 2001, among Chase USA, as Transferor, CMB, as Servicer, and CSI, as Underwriter.

         4.8 Series 2001-1 Supplement, dated as of March 15, 2001 to the Third Amended and Restated Pooling and Servicing Agreement, among Chase USA, as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

        4.9 Indenture, dated as of March 15, 2001 between the Trust and The Bank of New York, as Indenture
                 Trustee.

        4.10 Trust Agreement, dated as of March 15, 2001 between the Depositor and Wilmington Trust
                 Company, as Owner Trustee.

         4.11 Deposit and Administration Agreement, dated as of March 15, 2001 between Chase USA, as Depositor and Administrator, and the Trust, as Issuer.





































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                                    SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CHASE MANHATTAN BANK USA,
                                         NATIONAL ASSOCIATION




                                          By: s/s Patricia Garvey
                                          Name:   Patricia Garvey
                                          Title:  Vice President



Date: March 28, 2001





























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                                    INDEX TO EXHIBITS



Exhibit         Exhibit                                         Sequentially
Number                                                          Numbered Pages

1.3             Underwriting Agreement, dated
                March 9, 2001 among Chase USA,
                as Transferor, CMB, as
                Servicer, and CSI, as
                Underwriter.


4.8 Series 2001-1 Supplement, dated as of March 15, 2001, to the Third Amended and Restated Pooling and Servicing Agreement, among Chase USA, as Transferor on and after June 1, 1996, CMB, as Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

4.9 Indenture, dated as of March 15, 2001 between the Trust and The Bank of New York, as Indenture Trustee.

4.10 Trust Agreement, dated as of March 15, 2001 between the Depositor and Wilmington Trust Company, as Owner Trustee.

4.11 Deposit and Administration Agreement, dated as of March 15, 2001 between Chase USA, as Depositor and Administrator, and the Trust, as Issuer.